GeneDx (Nasdaq: WGS) 1Q 2025 Earnings Presentation April 30, 2025 Exhibit 99.2

2 Forward Looking Statements This presentation contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding our future performance and our market opportunity, including our expected full year 2025 reported revenue and volume guidance, adjusted gross margin and our adjusted net income in 2025. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) our ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (ii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (iii) the size and growth of the market in which we operate, (iv) our ability to pursue our new strategic direction, (v) our ability to enhance our artificial intelligence tools that we use in our clinical interpretation platform, and (vi) our ability to successfully integrate and combine Fabric Genomics. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 20, 2025 and other documents filed by us from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports and other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us are available www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at GeneDx Holdings Corp. 333 Ludlow Street, North Tower 6th Floor, Stamford, Connecticut, 06902. Our telephone number is 888-729-1206.

3 Grew revenues to $87.1 million, an increase of 42% year-over-year Delivered adjusted gross margin of 69%, up from 61% in the first quarter of 2024 Grew exome and genome test revenue to $71.4 million, an increase of 62% year-over-year, with exome and genome now representing 40% of all test results Generated adjusted net income of $7.7 million in the first quarter of 2025 1. Adjusted gross margin and adjusted net income are non-GAAP financial measures. See appendix for a reconciliation of GAAP to Non-GAAP figures presented. First Quarter 2025 Results1 Announced plans to acquire Fabric Genomics with close expected in Q2 2025

Full Year 2025 Guidance Revenues between $360 to $375 million for full year 2025, inclusive of $3 to $5 million in post-close revenue contribution from the planned acquisition of Fabric Genomics, assuming a second quarter 2025 close (previous guidance was revenues between $350 to $360 million) Growth in exome/genome volume and revenue of at least 30% (unchanged) 4 Adjusted gross margins between 66%-68% (previous guidance was between 65%- 67%) Profitability with adjusted net income each quarter and for full year 2025 (unchanged)

5 40% • Grew Q1 2025 exome/genome volume 24% year-over-year • Grew mix share for exome/genome to 40% Strong exome/genome volume growth, picking up mix share 16% 30% 20,562 16,592 8,705 Quarterly Exome / Genome Volume Exome / Genome Volume Mix

6 Q4 2023 Q3 2024 Q4 2024 Q2 2024 Q1 2024 Q3 2023 Q2 2023 Q1 2023 Turned profitable in 2024 creating a strong cash position • Generated first quarter 2025 adjusted net income of $7.7 million • Delivered third consecutive quarter of adjusted net income and second quarter of positive operational cash flow • Cash, cash equivalents, marketable securities and restricted cash was $160.2 million as of March 31, 2025 1. Adjusted net income/(loss) is a non-GAAP financial measures. See appendix for a reconciliation of GAAP to Non-GAAP figures presented. Quarterly Adj. Net (Loss)/Income (in millions)1 Q1 2025

7 Appendix

8 We envision a world where any genetic disorder is diagnosed quickly to prevent disease progression and ensure long and healthy lives for all.

9 Decentralized testing with centralized intelligence, accelerating diagnoses – globally

10 Two companies, one shared goal: earlier diagnoses for all Largest rare disease database in the US AI driven interpretation-as-a-service platform Increasing scale and profitability with high throughput and fast turnaround time Proprietary genotypic and phenotypic dataset informing interpretation Cloud based, turnkey, scalable, sequencer-agnostic platform Proven leadership in scaling complex interpretation services Domestic and global commercial footprint Fabric will enable GeneDx's interpretation excellence to reach more patients Augmenting Fabric's platform with GeneDx's dataset will further differentiate its capabilities State of the art, automated, AI-informed centralized laboratory

11 Fabric Genomics is a solution of choice for leading genomics programs around the world

12 GeneDx + Fabric Genomics will create a full spectrum of genomics offerings, from GeneDx's centralized lab to decentralized interpretation-as-a-service Ultimately, this model will accelerate faster and earlier diagnosis of genetic disease, delivering improved outcomes for patients and reducing unnecessary costs for healthcare systems in the United States and globally. Ordering Clinicians Health Systems International Clients Health Systems Clinical Labs Clinical Research CENTRALIZED Customers From sample to sequence to report. GeneDx supports patients and providers with end- to-end exome and genome testing solutions DECENTRALIZED Customers Sequence locally, interpret globally. Fabric Genomics' state-of-the-art interpretation platform extracts expert insights from a standard sequencing file

13 Genomic Newborn Screening (gNBS) Decentralization Drives Global Commercial Expansion The acquisition will expand GeneDx’s addressable market with multiple scalable revenue streams NICU Genomic Testing GeneDx’s leadership in early evidence generation— 17,000+ healthy newborns sequenced via the GUARDIAN Study—and Fabric Genomics' proven scalability position the combined company to support state and federal gNBS programs Platform Economics at Scale Fabric Genomics’ cloud-native platform will enable GeneDx to deliver centralized AI interpretation while complying with local regulations, supporting flexible go-to- market strategies and expanding GeneDx’s ability to serve global markets with tailored commercial models Combining GeneDx’s proprietary data set with Fabric Genomics' dynamic, recurring revenue-generating platform can drive growth through software margins and high- leverage interpretation services across geographies and clinical use cases With Fabric Genomics' platform integrated into clinical workflows across major institutions, GeneDx can rapidly deploy interpretation infrastructure to hospitals already sequencing in-house, capturing untapped demand and opening up access.

14 Growth Synergies o Complete suite of solutions for hospital systems including full outsourcing, software-as-a-service and interpretation-as-a-service o Integrate the “best of” research & development, product & technology and bioinformatics capabilities and merge back-office G&A functions with scale Combining GeneDx and Fabric Genomics will unlock leverage within both companies Cost Synergies Suite of Solutions Additional Data International Markets NICU Amplification Operating Expenses Optimizing Operations Diversified Revenue Model o Merging of data and technology from both companies will enable each respective platform to serve an even broader market o Inclusion of new revenue models beyond traditional insurance-based reimbursement o Immediate access to international opportunity without having to set up physical locations and operationally intensive local sequencing centers o Increase genomic test adoption by supporting NICU clients that prefer in-house testing and full- service laboratory services o Integrate the “best of” Fabric Genomics and GeneDx to streamline testing COGS and TAT using AI-powered technology to reduce hands-on time

15 Terms of the Transaction Purchase price of $33 million upfront with total consideration to reach up to a potential $51 million in the aggregate, payable as follows: $33 million in cash at closing (subject to customary adjustments for cash, debt, transaction expenses and working capital); Up to a maximum of $10.5 million upon achievement of certain revenue target gross margin targets for the Fabric Genomics business in FY2025 Up to a maximum of $7.5 million upon achievement of certain revenue target and gross margin targets for the Fabric Genomics business in FY2026 Milestone payments for FY 2025 and FY 2026 may be satisfied through cash, shares of GeneDx stock (based on an agreed value as of the signing) or a combination of the two, at GeneDx’s sole discretion

16 Healthcare is at an inflection point where integrating genomic insights into standard care is becoming essential – both for better clinical outcomes and for saving the healthcare system valuable dollars. Together, GeneDx and Fabric Genomics are positioned to transform access to genomic testing globally, driving improved outcomes on an even larger scale.

17 X X X 1 year X X X 2 years X X X 3 years X X X 4 years X X X 5 years On average: 16 tests and 5 years before an accurate diagnosis 1 in 10 families face an unnecessary diagnostic journey GeneDx can provide an answer in days References: 1. Marwaha S, Knowles JW, and Ashley EA. A guide for the diagnosis of rare and undiagnosed disease: beyond the exome. Genome Med. 2022 Feb 28;14(1):23. doi: 10.1186/s13073-022-01026-w. 2. Willmen, T., Ronicke, S., Gabriel, H., & Wagner, A. D. (2023). Rare diseases: why is a rapid referral to an expert center so important?. BMC Health Services Research, 23(1), 904. Retrieved from https://pmc.ncbi.nlm.nih.gov/articles/PMC10463573/ 3.Marshall, D. A., & Spolador, G. (2021). The complexity of diagnosing rare disease: An organizing framework for outcomes research and health economics based on real-world evidence. Current Opinion in Structural Biology, 68, 1-9. Retrieved from https://www.sciencedirect.com/science/article/pii/S1098360021053831 17

18 Rare diseases impact 1 in 10 people, and over half of them are children.3 The estimated economic burden of rare diseases on the US healthcare system is nearly $1 trillion annually.4 On their journey to a diagnosis, rare disease patients will be misdiagnosed an average of three times.2 3xThe journey to an accurate diagnosis can take up to five years.1 5 years The diagnostic odyssey: common, critical, and costly Millions of Americans with a rare disease are urgently searching for answers. Most are children. Every day without a diagnosis is a missed opportunity for patients—and burden the healthcare system as a whole. References: 1. Marwaha S, Knowles JW, and Ashley EA. A guide for the diagnosis of rare and undiagnosed disease: beyond the exome. Genome Med. 2022 Feb 28;14(1):23. doi: 10.1186/s13073-022-01026-w. 2. Genetic Alliance UK. The Rare Reality 2016. Retrieved from: https://geneticalliance.org.uk/wp-content/uploads/2024/02/the-rare-reality-an-insight-into-the-patient-and-family-experience-of-rare-disease.pdf. on June 4, 2024 3. National Organization for Rare Disorders (NORD). Hope for Millions of Children Living With Rare Diseases. Retrieved from https://rarediseases.org/wp-content/uploads/2024/07/NORD-PRV-One-Pager.pdf 4. EveryLife Foundation for Rare Diseases. Economic Burden of Rare Diseases in the U.S. Approached $1 Trillion in 2019, Surpassing Cost Estimates for Many Chronic Diseases. Retrieved from https://everylifefoundation.org/economic-burden-of-rare-diseases-in-the-u-s-approached-1-trillion-in-2019-surpassing-cost-estimates-for-many- chronic-diseases/

19 Exome and genome testing offer answers sooner—leading to more effective treatments and more efficient healthcare spend change medical management References: 1. Manickam K, McClain MR, Demmer LA, et al. Genet Med. 2021 Nov;23(11):2029-2037. doi: 10.1038/s41436-021-01242-6. Epub 2021 Jul 1. 2. Srivastava S, Love- Nichols JA, Dies KA, et al. Genet Med. 2019 Nov;21(11):2413– 2421. doi: 0.1038/s41436-019-0554-6. 3. Pekeles H, Accogli A, Boudrahem-Addour N, Russell L, Parente F, Srour M. Pediatr Neurol. 2019 Mar;92:32-36. doi: 10.1016/j.pediatrneurol.2018.11.005. 4. Stefanski A, Calle-López Y, Leu C, et al. Epilepsia. 2021 Jan;62(1):143-151. doi: 10.1111/epi.16755. 5. Mellone S, Puricelli C, Vurchio D, et al. Front Genet. 2022 Aug 11;13:875182. doi: 10.3389/fgene.2022.875182. 6. Spataro N, Trujillo-Quintero JP, Manso C, et al. Genes (Basel). 2023 Mar 13;14(3):708. doi: 10.3390/genes14030708. 7. Savatt JM, Myers SM. Front Pediatr. 2021 Feb 19;9:526779. doi: 10.1186/s13073-022-01026-w. 8. Sheidley BR, Malinowski J, Bergner AL, et al. Epilepsia. 2022 Feb;63(2):375-387. doi: 10.1111/epi.17141. Epub 2021 Dec 10. 9. Malinowski, J., Miller, D.T., Demmer, L. et al. Genet Med. 22, 986–1004 (2020). https://doi.org/10.1038/s41436-020-0771-z. reduce healthcare costs for patients and the healthcare system identify resources and support for parents and family members …and more Recommended by leading medical societies as a first-line test: American College of Medical Genetics & Genomics (ACMG) 2021 evidence-based guideline5 National Society of Genetic Counselors (NSGC) 2022 evidence-based guideline6 An earlier genetic diagnosis is proven to:7,9 Superior diagnostic rate for many indications including: reduce medical intervention result in more timely treatment options Epilepsy Developmental delay Intellectual disability Genome sequencing Exome sequencing Multigene panels Chromosomal microarray 1 2 3-6 7 8 8 8 8

20 Reference: Butler L. et al. Exome-based testing for patients with seizures: Advantages over panel-based testing. Poster presented at American Epilepsy Society Annual Meeting; December 2, 2023; Orlando, FL. Only 43% of epilepsy genes are tested on many commercial epilepsy panels Common diseases are in fact a constellation of genetic diagnoses One example is epilepsy. At least 768 different genes are related to seizures. 20

21 Reference: Butler L. et al. Exome-based testing for patients with seizures: Advantages over panel-based testing. Poster presented at American Epilepsy Society Annual Meeting; December 2, 2023; Orlando, FL. Exome and genome sequencing checks all 768 genes Only 43% of epilepsy genes are tested on many commercial epilepsy panels Common diseases are in fact a constellation of genetic diagnoses One example is epilepsy. At least 768 different genes are related to seizures. 21

22 GeneDx has spent over a decade solving for the limitations of the past and we're working to change the perception of exome and genome sequencing Then Now Results take months Tests are prohibitively expensive GeneDx’s tests are accessible and widely covered by insurance Results are confusing, filled with useless information Patients receive fewer variants of uncertain significance and more definitive answers Turnaround time Cost Interpretation Nothing to do or change based on the results Results unlock a growing number of approved therapies, clinical trials, dietary and behavioral health therapies GeneDx delivers results in hours, days or weeks Other testing (CT scan, MRI, gene panels) offers the same information Exome and genome uncover what other tests don’t, which saves time & money Actionability Value

23 Accelerating and deepening our competitive advantage with every patient Pay it forward data strategy: the snowballing effect of data accumulated with ever patient we test drives our underlying interpretation platform to get smarter, faster, and more scalable That’s enable us to identify more than 400 new disease-gene relationships—and counting. >800K exomes & genomes Patent applications have been filed to develop an IP portfolio directed to our innovative platform of genetic variant identification, clinical interpretation and innovative diagnostic tools developed using artificial intelligence.

24 Our data is unmatched in size, breadth, and depth— making it highly infeasible for competitors to recreate • Enriched for rare disease Diagnosing even the rarest conditions for 25 years • 60% of our exomes/genomes are parent/child trios Enabling de novo findings, sequencing asymptomatic parents • 6 million phenotypic datapoints Bridging clinical information and genomic insights • 10+ years of Medicaid patients tested Representing the full US population diversity • All underpinned by expert annotation and curation Bringing answers to more patients today—without future reanalysis

25 Historical base Near term Mid term Long term Expert geneticists Pediatric specialties (e.g., autism, epilepsy, DD/ID) NICU Pediatric specialties (e.g., hearing loss, cerebral palsy, immune disorders) Pediatricians Newborn screening Adult specialties (e.g., Alzheimer's, Parkinson’s, Huntington's, MS) Adult specialties (Cardiology) Pediatrics & Rare Adult Supplemented by a developing biopharma business Our market opportunity is massive and poised to expand over time Taking a disciplined approach entering markets as reimbursement pathways open  Rolling expansion of exome/genome use cases fuels a: $45 billion market opportunity (total) $20 billion (adult) Five-year outlook $25 billion (pediatrics & rare)

26 〉 GeneDx is contracted with 80% of covered lives, including all large national commercial payers 〉 Medicaid and commercial insurance coverage continues to grow for exome and genome o 33 states cover exome or genome sequencing • In Q1, New Mexico added coverage for exome and genome sequencing o 14 states cover rapid genome sequencing o Biomarker bills are driving momentum in Medicaid coverage for exome and genome testing Payor coverage for exome and genome sequencing is expanding Data through April 2025 Medicaid programs covering genetic testing by year 2015: First state Medicaid covers Exome 2021: First state Medicaid covers rapid testing 30 25 20 15 10 5 0 0 3 1 33 2015 2021 2024 Year Rapid testing Exome or genome sequencing 22 14

27 Medicaid programs across the country are expanding access Exome or Genome Sequencing Rapid Genome Sequencing Both No Coverage Current Medicaid Coverage Landscape Data through April 2025 New or Enhanced Coverage

28 Outpatient market expansion: Fueling growth with new indications, coverage and guidelines Today, GeneDx primarily targets epilepsy, autism and intellectual disability/developmental delay, congenital anomalies, and rare disease • We have 80% market share among genetics experts, 14% among pediatric neurologists, and the rest is untapped Launched expansion into additional indications starting with cerebral palsy and immunological disorders, eventually taking a disciplined approach to serving adult disorders including various neurological, cardiology and other domains Expect expanded clinical guidelines and reimbursement coverage over time • American Academy of Pediatrics (AAP) last updated their genetic testing guidelines in 2014 • Contracted with ~80% of commercially-insured lives • Medicaid coverage continues to expand

29 Inpatient (NICU) market expansion: A clear unmet need, underscored by decades of earned trust and improved workflows References: 1.SeqFirst 2. Kingsmore SF, Nofsinger R. & Ellsworth K. NPJ Genom. Med. 2024;9(17). doi:10.1038/s41525-024-00404-0. 60% of infants in Level IV NICUs should receive a rapid genome test1 • Genome testing is severely underutilized, currently ordered for <5% of children who could benefit2 GeneDx has decades of earned trust amongst children’s hospitals and geneticists with 10+ years of exome/genome experience Epic Aura is launched and GeneDx is penetrating the NICU opportunity with a more seamless experience UltraRapid Whole Genome Sequencing launched, which delivers results in as soon as 48 hours

30 Genetic evidence is one of the most powerful tools to improve the therapeutic development process Today Tomorrow The average therapeutic development cycle: Including genetic evidence can dramatically reduce cost, shorten timelines, and improve success rates: o Up to 60% of this cost is spent in the clinical phase. Costs $2.6B o Inefficient trials—driven by patient identification and recruitment challenges—extend timelines. Takes 12 years o Most trials fail due to safety and efficacy concerns. Fails 90% of the time Genetic evidence can reduce development costs by up to 25%. Leveraging genetic data can cut development timelines by up to 5 years. Drugs with supporting genetic evidence are 2.6 times more likely to succeed. 30

31 Our partnerships with biopharma companies help accelerate treatments— from early discovery through commercialization Our collaborations are impacting the lives of patients today: Akouos (Eli Lilly) Regeneron GeneDx partnered with Akouos to match patients with the clinical trial that enabled Aissam Dam to hear for the first time. Through a data partnership with GeneDx, Regeneron received valuable insights into the landscape of hearing loss patients and their associated variants. After receiving treatment, Aissam said: “There’s no sound I don’t like. They're all good.” Opal heard her mother's voice for the first time after participating in Regeneron's clinical trial.

32 Every year, thousands of newborns with actionable conditions are missed by traditional newborn screening (NBS). Federal NBS guidelines recommend testing for 37 conditions with biomarkers—measurable changes in the baby’s blood that indicate the baby may have a disorder. However, there are hundreds of actionable conditions that lack biomarkers. We believe in a future where every newborn’s genome is sequenced at birth Genomic sequencing can detect conditions without biomarkers, expanding the number of conditions screened to ~450. By supplementing traditional NBS with genomic sequencing, we can offer crucial information to improve health outcomes.

33 GeneDx is the leader set to revolutionize the standard approach to today's newborn screening, enabling diagnoses before symptoms even start Screened 17,000 healthy infants with genome sequencing, toward goal of >100,000 3.2% true positive rate, and 92% of true positives would not have been detected with today's standard newborn screening Early diagnosis for conditions like long QT syndrome and Wilson disease not included in standard newborn screening, resulted in life-saving treatments Without this screening, the average age of diagnosis for these conditions is 7-11 years old Results from the GUARDIAN study, published in Journal of the American Medical Association, set the foundation for clinically-actionable, ethical and responsible gNBS More than 70% of parents consented to gNBS, with 90% of those opting for inclusion of optional neurodevelopmental disorders GeneDx has screened more newborns than any other commercial laboratory. This experience gives GeneDx a deep understanding of how to offer this testing at scale. References: 1. Ziegler A, Koval-Burt C, Kay DM, et al. Expanded Newborn Screening Using Genome Sequencing for Early Actionable Conditions. JAMA. Published online October 24, 2024. doi:10.1001/jama.2024.1966

34 Multiple drivers to profitable, sustainable growth o New use cases/ indications / call points stemming from emerging guidelines, expanding and, secular tailwinds towards greater acceptance of exome/genome o The American Academy of Pediatrics last issued their genetic testing guidelines in 2014. An update in support of an exome/genome first approach for genetics may unlock the pediatrician call point, of which there are nearly 60,000 in the U.S. o SeqFirst and other study data supporting the clinical and economic case for a first-line approach in the NICU o Epic Aura launched in Q1 and orders expected to ramp in the back half of the year Expanding serviceable market Driving into the inpatient NICU setting o GeneDx enjoys an ~80% market share of clinical exome/genome ordered in the U.S. today yet we are still only ~14% penetrated in the pediatric neurology market o Reduction in Medicaid denials via additional states providing exome/genome reimbursement policies o Reduction in third-party commercial denials through continued refinement of operational processes Increasing penetration in outpatient setting Reducing denials improving coverage o Launch additional solutions for biopharma o Alternative pathways for access and ordering o Newborn screening (future) New product launches o Further cost per test declines via introduction of automation/AI across various dry-side processes o Leverageable commercial spend o Turned adj. EBITDA profitable in Q3 2024 o Q1 2025 delivered our third consecutive quarter with adjusted net income and our second quarter of positive operational cash flow Expanding margins Strong capital base

35 A rare opportunity to fuel seismic healthcare shifts to From years of disease progression From unnecessary and bloated health costs From generalized treatments From diagnosing symptomatic disease early interventions streamlined economic efficiency precision medicines universal genomic newborn screening

36 We all know the pain of being “too late” At GeneDx, we’re making sure that children get answers right on time. We're just getting started.

37 Reconciliation of non-GAAP financial measures Adjusted gross profit and adjusted gross margin (in $ thousands) Three months ended March 31, Three months ended December 31, 2025 2024 2024 GeneDx Other1 Total GeneDx Other1 Total GeneDx Other1 Total Revenue $ 87,115 $ – $ 87,115 $ 61,461 $ 961 $ 62,422 $ 95,286 $ 354 $ 95,640 Adjusted cost of services 27,396 – 27,396 24,099 – 24,099 28,384 – 28,384 Adjusted gross profit $ 59,719 $ – $ 59,719 $ 37,362 $ 961 $ 38,323 $ 66,902 $ 354 $ 67,256 Adjusted gross margin 69% 69% 61% 61% 70% 70% Reconciliations: Depreciation and amortization 1,075 816 928 Stock-based compensation 168 48 123 Restructuring charges – 48 – Gross profit $ 58,476 $ 37,411 $ 66,205 Gross margin 67% 60% 69% 1. Other represents revenue and costs associated with the shut down Legacy Sema4 diagnostic testing business.

38 Reconciliation of non-GAAP financial measures Adjusted net income (in $ thousands) Three months ended March 31, 2025 March 31, 2024 December 31, 2024 Net (loss) income $ (6,529) $ (20,239) $ 5,438 Reconciliations: Depreciation and amortization expense 5,678 5,248 5,558 Stock-based compensation expense 3,983 (451) 2,845 Restructuring costs 558 843 292 Change in fair value of financial liabilities 1,100 6,101 1,980 Other1 2,901 515 1,340 Adjusted net income (loss) $ 7,691 $ (7,983) $ 17,453 1. Represents interest expense, net, income tax expense (benefit) for all periods presented. Other for the three months ended March 31, 2025 includes transaction costs related to the planned acquisition of Fabric Genomics. Other for the three months ended December 31, 2024 includes legal costs related to a legal settlement.